UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event reported):
June 8, 2020
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National Vision Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Commission file number 001-38257

Delaware			46-4841717
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

2435 Commerce Ave.
Building 2200			30096
Duluth	,	Georgia	(Zip Code)
(Address of principal executive offices)
(770) 822‑3600
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.42
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	EYE	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As part of its response to the coronavirus (COVID-19) pandemic, National Vision Holdings, Inc. (“National Vision” or the “Company”) previously announced certain temporary reductions in expenses, including a reduction in the respective base salaries of executive officers (other than the Chief Executive Officer) by 30%. In connection with the re-opening to the public of its retail stores, the Company has moved towards reinstating compensation across the organization and the Board and Chief Executive Officer have determined that the respective base salaries of executive officers (other than the Chief Executive Officer) will be reinstated to their pre-COVID-19 levels effective June 7, 2020.

Item 7.01 Regulation FD Disclosure
The Company issued a press release on June 8, 2020, providing an update regarding its business and financial condition. A copy of that release is attached as Exhibit 99.1 and incorporated by reference.
As previously disclosed, the Company is scheduled to present at the William Blair 40th Annual Growth Stock Conference on June 9, 2020 at 1:20 p.m. Central Time. A live audio webcast of the event along with presentation slides will be available on the “Investors” section of the Company’s website at www.nationalvision.com/investors. The webcast will be archived and available on the website shortly after the event.
The information included in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
See the Exhibit Index immediately preceding the signature page hereto, which is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description
99.1	National Vision Holdings, Inc. Press Release dated June 8, 2020
104	Cover page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: June 8, 2020	By:	/s/ Jared Brandman
	Name:	Jared Brandman
	Title:	Senior Vice President, General Counsel and Secretary